UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06629

Western Asset Managed Municipals Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: May 31

Date of reporting period: November 30, 2014

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	November 30, 2014

WESTERN ASSET

MANAGED MUNICIPALS FUND INC. (MMU)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize current income exempt from federal income tax* as is consistent with preservation of principal.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Managed Municipals Fund Inc. for the six-month reporting period ended November 30, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

December 26, 2014

II	Western Asset Managed Municipals Fund Inc.

Investment commentary

Economic review

Despite weakness in early 2014, the U.S. economy expanded at a strong pace during the six months ended November 30, 2014 (the “reporting period”). The U.S. Department of Commerce reported that in the fourth quarter of 2013, U.S. gross domestic product (“GDP”)i growth was 3.5%. Severe winter weather then played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014; this was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending and nonresidential and residential fixed investment. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%. The rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. After the reporting period ended, the Department of Commerce reported that third quarter GDP growth was 5.0%, driven by contributions from PCE, exports, nonresidential fixed investment and government spending and the strongest reading for GDP growth since the third quarter of 2003.

The U.S. manufacturing sector continued to support the economy. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 55.3 in June 2014, the PMI generally rose over the next three months, reaching a high of 59.0 in August, its best reading since March 2011. While PMI dipped to 56.6 in September, it rose back to 59.0 in October and was 58.7 in November.

The improving U.S. job market was one of the factors supporting the overall economy during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.1%. After ticking up to 6.2% in July 2014, unemployment then generally declined throughout the remainder of the reporting period and reached a low of 5.8% in October and November 2014, the lowest level since July 2008.

Western Asset Managed Municipals Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, prior to the beginning of the reporting period, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. Finally, on December 17, 2014, after the reporting period ended, the Fed said that “Based on its current assessment, the Committee judges that it can be patient... to maintain the 0 to 1/4 percent target range for the federal funds rate for a considerable time...”

Q. Did Treasury yields trend higher or lower during the six months ended November 30, 2014?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.37%. It fell as low as 0.34% on October 15, 2014, and was as high as 0.59% in mid-September 2014, before ending the period at 0.47%. The yield on the ten-year Treasury began the period at 2.48%. It peaked at 2.66% on June 17, 2014 and fell as low as 2.15% on October 15, 2014 and ended the period at 2.18%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generated positive results during the reporting period. Spread sectors generated positive results in June 2014 as intermediate- and long-term interest rates declined and investor demand was solid. Performance fluctuated with investor sentiment over the last five months of the reporting period given uncertainties regarding future Fed monetary policy, concerns over global growth and a host of escalating geopolitical issues.

Q. How did the municipal bond market perform versus the taxable bond market over the reporting period?

A. The municipal bond market outperformed its taxable bond counterpart during the six months ended November 30, 2014: the Barclays Municipal Bond Indexv and the Barclays U.S. Aggregate Indexvi gained 2.45% and 1.91%, respectively.

IV	Western Asset Managed Municipals Fund Inc.

Performance review

For the six months ended November 30, 2014, Western Asset Managed Municipals Fund Inc. returned 4.71% based on its net asset value (“NAV”)vii and 7.60% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Municipal Bond Index, returned 2.45% for the same period. The Lipper General & Insured Municipal Debt (Leveraged) Closed-End Funds Category Averageviii returned 4.85% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During this six-month period, the Fund made distributions to common stock shareholders totaling $0.39 per share. As of November 30, 2014, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of November 30, 2014. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2014 (unaudited)
Price Per Share	6-Month Total Return**
$14.05 (NAV)	4.71	%†
$13.76 (Market Price)	7.60	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including return of capital, if any, at NAV.

‡ Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “MMU” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMMUX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

Western Asset Managed Municipals Fund Inc.	V

Investment commentary (cont’d)

Thank you for your investment in Western Asset Managed Municipals Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

December 26, 2014

RISKS: The Fund’s investments are subject to a number of risks such as liquidity risk, interest rate risk, credit risk, leveraging risk and management risk. As interest rates rise, the price of fixed-income investments declines. Lower rated, higher-yielding bonds are subject to greater credit risk than higher-rated investment grade securities. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses and could have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and market price of common shares and may increase a shareholder’s risk of loss.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Western Asset Managed Municipals Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 76 funds in the Fund’s Lipper category.

Western Asset Managed Municipals Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2014 and May 31, 2014 and does not include derivatives such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Managed Municipals Fund Inc. 2014 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — November 30, 2014

Total Spread Duration
MMU	— 7.51
Benchmark	— 5.70

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

Benchmark	— Barclays Municipal Bond Index
MMU	— Western Asset Managed Municipals Fund Inc.

2	Western Asset Managed Municipals Fund Inc. 2014 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — November 30, 2014

Total Effective Duration
MMU	— 7.03 years
Benchmark	— 5.86 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays Municipal Bond Index
MMU	— Western Asset Managed Municipals Fund Inc.

Western Asset Managed Municipals Fund Inc. 2014 Semi-Annual Report	3

Schedule of investments (unaudited)

November 30, 2014

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 135.9%
Alabama — 4.5%
Jefferson County, AL, Sewer Revenue	6.000%	10/1/42	$9,230,000	$10,152,446
Jefferson County, AL, Sewer Revenue:
AGM	5.500%	10/1/53	1,400,000	1,546,930
Convertible CAB	0.000%	10/1/50	12,930,000	7,679,386	(a)
Subordinated Lien Warrants	6.500%	10/1/53	6,900,000	7,805,694
Total Alabama				27,184,456
Arizona — 4.9%
Greater Arizona Development Authority, Development Authority Infrastructure Revenue, Pinal County Road Project, NATL	5.000%	8/1/19	3,705,000	3,962,498
Phoenix, AZ, Civic Improvement Corp. Airport Revenue	5.000%	7/1/40	5,000,000	5,416,450
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/32	10,000,000	11,357,100
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/37	5,500,000	6,276,985
Salt Verde, AZ, Financial Corp. Senior Gas Revenue	5.250%	12/1/28	2,000,000	2,370,000
Total Arizona				29,383,033
California — 21.4%
Anaheim, CA, Public Financing Authority Lease Revenue	5.000%	5/1/46	2,000,000	2,180,080
Bay Area Toll Authority, CA, Toll Bridge Revenue:
San Francisco Bay Area	1.150%	4/1/24	7,000,000	7,134,960	(a)(b)
San Francisco Bay Area	5.125%	4/1/39	21,700,000	25,522,021	(c)
California Health Facilities Financing Authority Revenue, Stanford Hospital & Clinics	5.150%	11/15/40	2,000,000	2,284,180
California Housing Finance Agency Revenue, Home Mortgage	4.700%	8/1/24	2,110,000	2,140,616	(d)
California State PCFA, Water Furnishing Revenue	5.000%	11/21/45	12,500,000	13,326,625	(d)(e)
California State PCFA, Water Furnishing Revenue	5.000%	11/21/45	5,000,000	5,162,000	(e)
California State, GO	0.809%	12/1/17	4,000,000	4,043,320	(a)(b)
California Statewide CDA Revenue, Methodist Hospital Project, FHA	6.625%	8/1/29	5,235,000	6,369,791
California Statewide CDA, Student Housing Revenue, Provident Group-Pomona Properties LLC	5.750%	1/15/45	1,770,000	1,796,214
Imperial Irrigation District, CA, Electric Revenue	5.500%	11/1/41	2,750,000	3,151,858
Inland Valley, CA, Development Agency, Successor Agency Tax Allocation Revenue	5.000%	9/1/44	2,405,000	2,639,872
Los Angeles County, CA, Public Works Financing Authority, Lease Revenue:
Multiple Capital Projects II	5.000%	8/1/32	3,000,000	3,403,440
Multiple Capital Projects II	5.000%	8/1/37	2,750,000	3,073,950

See Notes to Financial Statements.

4	Western Asset Managed Municipals Fund Inc. 2014 Semi-Annual Report

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Los Angeles, CA, Convention & Exhibition Center Authority, Lease Revenue	5.125%	8/15/22	$8,000,000	$9,092,400
M-S-R Energy Authority, CA, Gas Revenue	7.000%	11/1/34	3,430,000	4,821,379
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	9,000,000	12,316,140
Modesto, CA, Irrigation District, COP, Capital Improvements	6.000%	10/1/39	6,500,000	7,356,115
Riverside County, CA, Transportation Commission Sales Tax Revenue, Limited Tax	5.250%	6/1/39	900,000	1,050,120
Riverside County, CA, Transportation Commission Toll Revenue:
Senior Lien	5.750%	6/1/44	200,000	227,466
Senior Lien	5.750%	6/1/48	600,000	677,754
San Bernardino County, CA, COP, Arrowhead Project	5.125%	8/1/24	5,185,000	5,787,393
Shafter Wasco Irrigation District Revenue, CA, COP	5.000%	11/1/40	5,000,000	5,223,250
Total California				128,780,944
Colorado — 10.5%
Colorado Health Facilities Authority Revenue:
Catholic Health Initiatives	5.000%	9/1/41	4,000,000	4,111,400
Sisters Leavenworth	5.000%	1/1/35	6,000,000	6,662,640
Denver, CO, City & County Airport Revenue	6.125%	11/15/25	10,945,000	14,217,883	(d)(f)
Denver, CO, City & County Airport Revenue, Unrefunded Balance	6.125%	11/15/25	13,630,000	13,669,527	(d)
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.500%	11/15/38	18,000,000	24,823,260
Total Colorado				63,484,710
District of Columbia — 2.6%
District of Columbia, Hospital Revenue, Children’s Hospital Obligation, AGM	5.450%	7/15/35	13,945,000	15,378,964
Florida — 10.3%
Miami-Dade County, FL, Aviation Revenue	5.000%	10/1/30	6,000,000	6,702,720	(d)
Miami-Dade County, FL, Aviation Revenue	5.500%	10/1/41	10,000,000	11,259,000
Miami-Dade County, FL, Aviation Revenue, Miami International Airport	5.375%	10/1/35	10,705,000	12,158,846
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/40	10,000,000	10,864,700
Orange County, FL, Health Facilities Authority Revenue, Hospital-Orlando Regional Healthcare	5.000%	11/1/35	4,545,000	4,967,548
Orange County, FL, IDA Revenue, Vitag Florida LLC Project	8.000%	7/1/36	1,340,000	1,353,226	(d)(e)
Orange County, FL, School Board, COP, AGC	5.500%	8/1/34	8,000,000	9,270,880
Orlando, FL, State Sales Tax Payments Revenue	5.000%	8/1/32	5,000,000	5,497,500
Total Florida				62,074,420

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Georgia — 4.5%
Atlanta, GA, Water & Wastewater Revenue	6.250%	11/1/39	$13,000,000	$15,477,930
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.125%	7/1/40	6,220,000	7,082,590
Main Street Natural Gas Inc., GA, Gas Project Revenue	5.000%	3/15/22	4,000,000	4,561,880
Total Georgia				27,122,400
Hawaii — 1.3%
Hawaii State Airports System Revenue	5.000%	7/1/39	7,000,000	7,583,030
Illinois — 7.4%
Chicago, IL, O’Hare International Airport Revenue	5.625%	1/1/35	6,415,000	7,298,217
Chicago, IL, O’Hare International Airport Revenue	5.750%	1/1/39	6,000,000	6,906,720
Chicago, IL, Wastewater Transmission Revenue, 2nd Lien	5.000%	1/1/44	1,000,000	1,085,780
Illinois Finance Authority Revenue:
Advocate Health Care & Hospitals Corp. Network	6.250%	11/1/28	2,445,000	2,827,007
Depaul University	6.125%	10/1/40	5,000,000	5,862,750
Memorial Health System	5.500%	4/1/39	7,000,000	7,657,370
Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Revenue, McCormick Project	5.250%	6/15/50	12,000,000	12,725,520
Total Illinois				44,363,364
Indiana — 4.2%
Indiana Finance Authority, Wastewater Utility Revenue, CWA Authority	5.000%	10/1/41	5,000,000	5,429,600
Indiana State Finance Authority Revenue:
I-69 Development Partners LLC	5.000%	9/1/46	1,750,000	1,848,000	(d)
Private Activity-Ohio River Bridges East End Crossing Project	5.000%	7/1/44	5,000,000	5,303,950	(d)
Indianapolis, IN, Thermal Energy System	5.000%	10/1/25	5,000,000	5,630,650
Richmond, IN, Hospital Authority Revenue, Reid Hospital & Health Care Services Inc. Project	6.625%	1/1/39	5,000,000	5,780,050
Valparaiso, IN, Exempt Facilities Revenue, Pratt Paper LLC Project	7.000%	1/1/44	1,000,000	1,142,110	(d)
Total Indiana				25,134,360
Iowa — 1.7%
Iowa State Finance Authority Midwestern Disaster Area Revenue:
Iowa Fertilizer Co. Project	5.000%	12/1/19	2,450,000	2,582,594
Iowa Fertilizer Co. Project	5.250%	12/1/25	7,100,000	7,517,267
Total Iowa				10,099,861
Kentucky — 1.9%
Louisville & Jefferson County, KY, Metropolitan Government Health System Revenue, Norton Healthcare Inc.	5.250%	10/1/36	11,000,000	11,486,530

See Notes to Financial Statements.

6	Western Asset Managed Municipals Fund Inc. 2014 Semi-Annual Report

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Louisiana — 0.9%
St. Charles Parish, LA, Gulf Zone Opportunity Zone Revenue, Valero Refining-New Orleans LLC	4.000%	6/1/22	$5,000,000	$5,431,250	(a)(b)
Massachusetts — 5.6%
Massachusetts State DFA Revenue:
Boston University	5.000%	10/1/29	3,000,000	3,416,580
Boston University, AMBAC	5.000%	10/1/39	3,500,000	3,601,220
Broad Institute Inc.	5.250%	4/1/37	8,000,000	9,064,560
Milford Regional Medical Center	5.750%	7/15/43	500,000	557,820
Massachusetts State HEFA Revenue, Suffolk University	5.750%	7/1/39	8,000,000	8,822,640	(c)
Massachusetts State Housing Finance Agency Revenue	7.000%	12/1/38	4,575,000	4,947,268
Massachusetts State School Building Authority Sales Tax Revenue	5.000%	5/15/43	3,000,000	3,394,620
Total Massachusetts				33,804,708
Michigan — 3.6%
Lansing, MI, Board of Water & Light Utility System Revenue	5.000%	7/1/37	7,000,000	7,869,960
Michigan State Building Authority Revenue, Facilities Program	5.250%	10/15/47	650,000	731,816
Michigan State Finance Authority Limited Obligation Revenue, Higher Education, Thomas M Cooley Law School Project	6.750%	7/1/44	2,120,000	2,200,030	(e)
Michigan State Finance Authority Revenue:
Senior Lien Detroit Water & Sewer	5.000%	7/1/33	1,270,000	1,370,190
Senior Lien Detroit Water & Sewer	5.000%	7/1/44	1,320,000	1,381,776
Royal Oak, MI, Hospital Finance Authority Revenue:
William Beaumont Hospital	5.000%	9/1/39	2,500,000	2,750,700
William Beaumont Hospital	8.250%	9/1/39	4,000,000	5,090,240	(c)
Total Michigan				21,394,712
Minnesota — 0.3%
Western Minnesota Municipal Power Agency Revenue	5.000%	1/1/46	1,530,000	1,737,698
Missouri — 2.7%
Kansas City, MO, Water Revenue	5.250%	12/1/32	1,000,000	1,145,280
Missouri State HEFA Revenue:
Children’s Mercy Hospital	5.625%	5/15/39	6,000,000	6,696,480
Lutheran Senior Services	5.000%	2/1/44	2,710,000	2,890,296
Platte County, MO, IDA Revenue, Refunding & Improvement Zona Rosa Retail Project	5.000%	12/1/32	5,000,000	5,504,400
Total Missouri				16,236,456
Nebraska — 0.5%
Nebraska Public Power Generation Agency Revenue, Whelan Energy Center Unit 2-A, AMBAC	5.000%	1/1/25	3,000,000	3,207,600

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Nevada — 2.3%
Reno, NV, Hospital Revenue, Washoe Medical Centre, AGM	5.500%	6/1/33	$12,750,000	$14,071,793
New Jersey — 10.2%
New Jersey State EDA Revenue	5.000%	6/15/26	2,500,000	2,776,125
New Jersey State EDA Revenue:
Continental Airlines Inc. Project	4.875%	9/15/19	2,265,000	2,397,888	(d)
Continental Airlines Inc. Project	5.125%	9/15/23	2,000,000	2,153,020	(d)
Continental Airlines Inc. Project	5.250%	9/15/29	3,000,000	3,194,610	(d)
Private Activity-The Goethals Bridge Replacement Project, AGM	5.125%	7/1/42	2,500,000	2,680,775	(d)
School Facilities Construction	1.650%	3/1/28	15,000,000	14,983,950	(a)
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.625%	6/1/30	12,320,000	13,679,019
New Jersey State Higher Education Assistance Authority, Student Loan Revenue, AGC	6.125%	6/1/30	9,040,000	9,653,997	(d)
New Jersey State Housing & Mortgage Finance Agency Revenue	6.375%	10/1/28	2,505,000	2,630,350
New Jersey State Turnpike Authority Revenue	0.520%	1/1/17	5,000,000	5,024,650	(a)
New Jersey State Turnpike Authority Revenue	0.720%	1/1/18	2,500,000	2,518,300	(a)(b)
Total New Jersey				61,692,684
New Mexico — 0.9%
New Mexico State Hospital Equipment Loan Council, Hospital Revenue, Presbyterian Healthcare Services	6.125%	8/1/28	5,000,000	5,737,800
New York — 11.0%
Liberty, NY, Development Corporation Revenue:
Goldman Sachs Headquarters	5.250%	10/1/35	4,000,000	4,797,000
Goldman Sachs Headquarters	5.500%	10/1/37	1,485,000	1,816,303
Long Island Power Authority, NY, Electric System Revenue	6.000%	5/1/33	24,570,000	28,824,050
MTA, NY, Revenue	5.250%	11/15/40	5,000,000	5,574,200
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Second General Resolution Fiscal 2013	5.000%	6/15/47	5,000,000	5,572,500	(g)
New York City, NY, TFA, Building Aid Revenue	5.000%	1/15/32	4,000,000	4,455,080
New York State Liberty Development Corp., Liberty Revenue:
3 World Trade Center LLC Project	5.375%	11/15/40	830,000	867,383	(e)
3 World Trade Center LLC Project	5.000%	11/15/44	3,040,000	3,094,811	(e)
4 World Trade Center LLC Project	5.750%	11/15/51	5,000,000	5,778,650
Second Priority, Bank of America Tower	5.125%	1/15/44	1,000,000	1,105,560
Port Authority of New York & New Jersey	5.000%	1/15/41	3,820,000	4,255,213
Total New York				66,140,750

See Notes to Financial Statements.

8	Western Asset Managed Municipals Fund Inc. 2014 Semi-Annual Report

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
North Carolina — 0.0%
Harnett County, NC, GO, Custody Receipts, AMBAC	5.250%	6/1/24	$110,000	$110,352
Ohio — 2.1%
JobsOhio Beverage System Statewide Liquor Profits Revenue	5.000%	1/1/38	8,000,000	8,963,280
Ohio State Water Development Authority, Environmental Improvement Revenue, U.S. Steel Corp. Project	6.600%	5/1/29	3,000,000	3,445,320
Total Ohio				12,408,600
Oregon — 0.1%
Oregon State Housing & Community Services Department, Mortgage Revenue, Single-Family Mortgage Program	5.050%	7/1/26	300,000	304,716	(d)
Umatilla County, OR, Hospital Facility Authority Revenue, Catholic Health Initiatives	5.000%	5/1/32	510,000	510,974
Total Oregon				815,690
Pennsylvania — 2.4%
Pennsylvania State Public School Building Authority Lease Revenue, Philadelphia School District Project, AGM	5.000%	6/1/33	7,255,000	7,690,155
Pennsylvania State Turnpike Commission Revenue	5.250%	12/1/41	6,000,000	6,611,220
Total Pennsylvania				14,301,375
Puerto Rico — 2.5%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.750%	8/1/37	2,500,000	1,936,875
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/41	8,550,000	6,251,931
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/43	10,000,000	6,894,600
Total Puerto Rico				15,083,406
Rhode Island — 1.0%
Rhode Island State Health & Educational Building Corp., Revenue, Hospital Financing	7.000%	5/15/39	5,000,000	5,840,850
South Carolina — 0.5%
South Carolina State Ports Authority Revenue	5.250%	7/1/40	2,500,000	2,759,850
Tennessee — 0.1%
Hardeman County, TN, Correctional Facilities Corp., Correctional Facilities Revenue	7.750%	8/1/17	390,000	390,792
Texas — 13.1%
Dallas-Fort Worth, TX, International Airport Revenue, Joint Improvement	5.000%	11/1/45	10,000,000	10,833,300
Grand Parkway Transportation Corp., TX, System Toll Revenue, Convertible CAB, Step Bond	0.000%	10/1/36	4,000,000	3,041,320	(a)
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Memorial Herman Health System	1.000%	6/1/23	4,500,000	4,513,500	(a)
Harris County, TX, Health Facilities Development Corp., School Health Care System Revenue	5.750%	7/1/27	1,000,000	1,270,570	(f)
Houston, TX, Utility System Revenue, Combined First Lien	5.000%	11/15/44	1,000,000	1,147,740

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Love Field Airport Modernization Corp., TX, Special Facilities Revenue, Southwest Airlines Co. Project	5.250%	11/1/40	$15,000,000	$15,994,050
New Hope Cultural Education Facilities Corp., TX, Student Housing Revenue, Collegiate Housing College Station LLC, Texas A&M University Proect	5.000%	4/1/46	750,000	812,730
North Texas Tollway Authority Revenue	5.750%	1/1/33	5,000,000	5,536,350
North Texas Tollway Authority Revenue	5.750%	1/1/40	15,000,000	16,613,850
Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	5.625%	12/15/17	1,150,000	1,231,328
Texas Private Activity Bond Surface Transportation Corp. Revenue, LBJ Infrastructure Group LLC	7.000%	6/30/40	7,000,000	8,431,360
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/27	8,550,000	9,466,474
Total Texas				78,892,572
Virginia — 0.9%
Virginia State Small Business Financing Authority Revenue:
Elizabeth River Crossings OpCo LLC Project	5.250%	1/1/32	3,000,000	3,261,360	(d)
Elizabeth River Crossings OpCo LLC Project	5.500%	1/1/42	2,000,000	2,197,120	(d)
Total Virginia				5,458,480
Total Investments before Short-Term Investments (Cost — $726,445,328)				817,593,490
Short-Term Investments — 4.0%
Illinois — 0.5%
Illinois State Finance Authority Revenue, Northwestern Memorial Hospital-A-2	0.040%	8/15/42	1,700,000	1,700,000	(h)(i)
Illinois State Health Facilities Authority Revenue, Evanston Hospital Corp., SPA-Wells Fargo Bank N.A.	0.040%	6/1/35	1,422,000	1,422,000	(h)(i)
Total Illinois				3,122,000
Minnesota — 0.3%
Rochester, MN, Health Care Facilities Revenue, Mayo Foundation, SPA-Bank of America N.A.	0.030%	8/15/32	1,700,000	1,700,000	(h)(i)
Nevada — 0.2%
Las Vegas Valley, NV, Water District, GO, Water Improvement, SPA-Dexia Credit Local	0.200%	6/1/36	1,300,000	1,300,000	(h)(i)
New York — 2.5%
New York City, NY, GO:
LIQ-Dexia Credit Local	0.180%	4/1/35	2,200,000	2,200,000	(h)(i)
SPA-Dexia Credit Local	0.180%	8/1/28	2,600,000	2,600,000	(h)(i)
Subordinated, LOC-Dexia Credit Local	0.180%	3/1/34	1,975,000	1,975,000	(h)(i)
New York City, NY, HDC, MFH Revenue, LIQ-JPMorgan Chase	0.040%	5/1/18	900,000	900,000	(h)(i)

See Notes to Financial Statements.

10	Western Asset Managed Municipals Fund Inc. 2014 Semi-Annual Report

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue:
Second General Resolution, SPA-Dexia Credit Local	0.150%	6/15/32	$3,035,000	$3,035,000	(h)(i)
SPA-Dexia Credit Local	0.180%	6/15/32	3,200,000	3,200,000	(h)(i)
New York State Housing Finance Agency Revenue:
Gotham West Housing, LOC-Wells Fargo Bank N.A.	0.040%	5/1/45	700,000	700,000	(h)(i)
Gotham West Housing, LOC-Wells Fargo Bank N.A.	0.040%	5/1/45	400,000	400,000	(h)(i)
Total New York				15,010,000
North Carolina — 0.0%
Raleigh, NC, Combined Enterprise System Revenue, SPA-Wells Fargo Bank N.A.	0.040%	3/1/35	100,000	100,000	(h)(i)
Pennsylvania — 0.2%
Mercer County, PA, GO	0.090%	10/1/31	940,000	940,000	(h)(i)
Vermont — 0.3%
Vermont State Housing Finance Agency Revenue	0.050%	5/1/33	1,615,000	1,615,000	(d)(h)(i)
Total Short-Term Investments (Cost — $23,787,000)				23,787,000
Total Investments — 139.9% (Cost — $750,232,328#)				841,380,490
Auction Rate Cumulative Preferred Stock, at Liquidation Value — (41.6)%				(250,000,000)
Other Assets in Excess of Liabilities — 1.7%				10,183,232
Total Net Assets — 100.0%				$601,563,722

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	Maturity date shown represents the mandatory tender date.

(c)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(f)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(i)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2014 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Managed Municipals Fund Inc.

Abbreviations used in this schedule:
2nd Lien	— Subordinate Loan to 1st Lien
AGC	— Assured Guaranty Corporation — Insured Bonds
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
CAB	— Capital Appreciation Bonds
CDA	— Communities Development Authority
COP	— Certificates of Participation
DFA	— Development Finance Agency
EDA	— Economic Development Authority
FHA	— Federal Housing Administration
GO	— General Obligation
HDC	— Housing Development Corporation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFH	— Multi-Family Housing
MTA	— Metropolitan Transportation Authority
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCFA	— Pollution Control Financing Authority
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TFA	— Transitional Finance Authority

Ratings table*
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	5.4%
AA/Aa	30.3
A	42.7
BBB/Baa	15.0
BB/Ba	1.9
B/B	0.9
A-1/VMIG 1	2.8
NR	1.0
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See Notes to Financial Statements.

12	Western Asset Managed Municipals Fund Inc. 2014 Semi-Annual Report

Statement of assets and liabilities (unaudited)

November 30, 2014

Assets:
Investments, at value (Cost — $750,232,328)	$841,380,490
Cash	15,202
Interest receivable	10,415,008
Receivable for securities sold	320,000
Prepaid expenses	62,702
Total Assets	852,193,402

Liabilities:
Investment management fee payable	384,682
Payable to broker — variation margin on open futures contracts	170,000
Distributions payable to Auction Rate Cumulative Preferred Stockholders	5,135
Directors’ fees payable	4,165
Accrued expenses	65,698
Total Liabilities	629,680
Series M, T, W, Th and F Auction Rate Cumulative Preferred Stock (2,000 shares for each series authorized and issued at $25,000 for each share) (Note 5)	250,000,000
Total Net Assets	$601,563,722

Net Assets:
Par value ($0.001 par value, 42,824,450 common shares issued and outstanding; 500,000,000 common shares authorized)	$42,824
Paid-in capital in excess of par value	504,776,866
Undistributed net investment income	18,361,122
Accumulated net realized loss on investments and futures contracts	(11,417,805)
Net unrealized appreciation on investments and futures contracts	89,800,715
Total Net Assets	$601,563,722

Shares Outstanding	42,824,450

Net Asset Value	$14.05

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2014 Semi-Annual Report	13

Statement of operations (unaudited)

For the Six Months Ended November 30, 2014

Investment Income:
Interest	$19,835,046

Expenses:
Investment management fee (Note 2)	2,332,301
Auction participation fees (Note 5)	62,839
Directors’ fees	39,566
Transfer agent fees	34,524
Audit and tax fees	33,762
Fund accounting fees	28,163
Legal fees	22,726
Auction agent fees	22,061
Stock exchange listing fees	16,973
Shareholder reports	15,246
Rating agency fees	12,217
Insurance	5,722
Custody fees	5,314
Miscellaneous expenses	6,992
Total Expenses	2,638,406
Net Investment Income	17,196,640

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(1,736,080)
Futures contracts	(1,237,838)
Net Realized Loss	(2,973,918)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	13,989,250
Futures contracts	(1,002,238)
Change in Net Unrealized Appreciation (Depreciation)	12,987,012
Net Gain on Investments and Futures Contracts	10,013,094
Distributions Paid to Auction Rate Cumulative Preferred Stockholders from Net Investment Income (Note 1)	(128,239)
Increase in Net Assets from Operations	$27,081,495

See Notes to Financial Statements.

14	Western Asset Managed Municipals Fund Inc. 2014 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended November 30, 2014 (unaudited) and the Year Ended May 31, 2014	November 30	May 31

Operations:
Net investment income	$17,196,640	$33,935,859
Net realized loss	(2,973,918)	(17,217,637)
Change in net unrealized appreciation (depreciation)	12,987,012	3,728,533
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(128,239)	(288,752)
Increase in Net Assets From Operations	27,081,495	20,158,003

Distributions to Shareholders From (Note 1):
Net investment income	(16,701,537)	(33,393,060)
Decrease in Net Assets From Distributions to Shareholders	(16,701,537)	(33,393,060)

Fund Share Transactions:
Reinvestment of distributions (0 and 38,433 shares issued, respectively)	—	483,415
Increase in Net Assets From Fund Share Transactions	—	483,415
Increase (Decrease) in Net Assets	10,379,958	(12,751,642)

Net Assets:
Beginning of period	591,183,764	603,935,406
End of period*	$601,563,722	$591,183,764
*Includes undistributed net investment income of:	$18,361,122	$17,994,258

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2014 Semi-Annual Report	15

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
	2014[1,2]		2014[1]	2013[1]	2012	2011	2010

Net asset value, beginning of period	$13.80		$14.12	$13.98	$12.33	$12.84	$11.80

Income (loss) from operations:
Net investment income	0.40		0.79	0.81	0.84	0.87	0.88
Net realized and unrealized gain (loss)	0.24		(0.32)	0.12	1.60	(0.58)	0.91
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(0.00)	[3]	(0.01)	(0.01)	(0.01)	(0.02)	(0.03)
Total income from operations	0.64		0.46	0.92	2.43	0.27	1.76

Less distributions from:
Net investment income	(0.39)	[4]	(0.78)	(0.78)	(0.78)	(0.78)	(0.72)
Total distributions	(0.39)		(0.78)	(0.78)	(0.78)	(0.78)	(0.72)

Net asset value, end of period	$14.05		$13.80	$14.12	$13.98	$12.33	$12.84

Market price, end of period	$13.76		$13.17	$13.37	$13.86	$12.26	$12.90
Total return, based on NAV[5,6]	4.71%		3.78%	6.66%	20.38%	2.47%	15.44%
Total return, based on Market Price[7]	7.60%		4.82%	1.90%	20.09%	1.42%	23.29%

Net assets, end of period (000s)	$601,564		$591,184	$603,935	$594,962	$522,160	$539,182

Ratios to average net assets:[8]
Gross expenses	0.88%[9]		0.92%	0.88%	0.90%	0.95%	0.97%
Net expenses[10]	0.88	[9]	0.92	0.88	0.90	0.95	0.97
Net investment income	5.76	[9]	6.10	5.65	6.45	7.09	7.06

Portfolio turnover rate	2%		1%	19%	12%	23%	28%

Auction Rate Cumulative Preferred Stock:
Total Amount Outstanding (000s)	$250,000		$250,000	$250,000	$250,000	$250,000	$250,000
Asset Coverage Per Share	85,156		84,118	85,393	84,496	77,216	78,918
Involuntary Liquidating Preference Per Share[11]	25,000		25,000	25,000	25,000	25,000	25,000

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2014 (unaudited).

[3]	Amount represents less than $0.01 per share.

[4]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.

[9]	Annualized.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

16	Western Asset Managed Municipals Fund Inc. 2014 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Managed Municipals Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income exempt from federal income tax as is consistent with preservation of principal.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

Western Asset Managed Municipals Fund Inc. 2014 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

18	Western Asset Managed Municipals Fund Inc. 2014 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$817,593,490	—	$817,593,490
Short-term investments†	—	23,787,000	—	23,787,000
Total investments	—	$841,380,490	—	$841,380,490

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$1,347,447	—	—	$1,347,447

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Western Asset Managed Municipals Fund Inc. 2014 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to preferred shareholders are accrued and paid on a weekly basis and are determined as described in Note 5.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Net asset value. The net asset value (“NAV”) of the Fund’s common stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to common stock by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of the common stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock (“Preferred Stock”).

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

20	Western Asset Managed Municipals Fund Inc. 2014 Semi-Annual Report

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. For the purposes of calculating the investment management fee, the aggregate liquidation value of the Preferred Stock is not deducted in determining the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended November 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$19,742,266
Sales	28,851,342

At November 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$96,959,544
Gross unrealized depreciation	(5,811,382)
Net unrealized appreciation	$91,148,162

At November 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury Long-Term Bonds	272	12/14	$37,837,553	$39,185,000	$(1,347,447)

Western Asset Managed Municipals Fund Inc. 2014 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2014.

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$1,347,447

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(1,237,838)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(1,002,238)

During the six months ended November 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$37,167,594

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at November 30, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3,4]	Net Amount
Futures contracts[5]	$170,000	$(170,000)	—

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	See the accompanying Schedule of Investments for securities pledged as collateral.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

22	Western Asset Managed Municipals Fund Inc. 2014 Semi-Annual Report

5. Auction rate cumulative preferred stock

As of November 30, 2014, the Fund had 2,000 shares outstanding each of Series M, Series T, Series W, Series Th and Series F Auction Rate Cumulative Preferred Stock (“ARCPS”). The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically seven days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. To the extent capital gains and other taxable income are allocated to holders of Preferred Shares for tax purposes, the Fund will likely have to pay higher dividends to holders of Preferred shares to compensate them for the increased tax liability to them resulting from such allocation. Due to failed auctions experienced by the Fund’s ARCPS starting February 14, 2008, the Fund paid the applicable maximum rate, which was calculated as 110% of the prevailing 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies.

The dividend rates ranged from 0.066% to 0.144% during the six months ended November 30, 2014. At November 30, 2014, the dividend rates in effect were as follows:

	Series M	Series T	Series W	Series Th	Series F
Dividend rates	0.11%	0.11%	0.099%	0.099%	0.098%

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund’s ability to pay dividends to common stock shareholders.

Citigroup Global Markets Inc. (“CGM”) an indirect wholly-owned subsidiary of Citigroup, acts as a broker/dealer in connection with the auction of ARCPS. For all previous periods since the ARCPS have been outstanding, the participation fee has been paid at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction however, on August 3, 2009, CGM reduced its participation fee to an annual rate of 0.05% of the purchase price of ARCPS, in the case of a failed auction. For the six months ended November 30, 2014, CGM earned $62,839 as a participating broker/dealer.

Western Asset Managed Municipals Fund Inc. 2014 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

6. Distributions subsequent to November 30, 2014

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
12/19/14	12/26/14	$0.0650
1/23/15	1/30/15	$0.0650
2/20/15	2/27/15	$0.0650

7. Capital loss carryforward

As of May 31, 2014, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
5/31/2018	$(3,349,357)
5/31/2019	(4,384,830)
$(7,734,187)

These amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $1,682,508, which have no expiration date, must be used first to offset any such gains.

8. Subsequent event

The Fund announced on January 22, 2015 that it commenced an issuer tender offer for up to 100% of its outstanding Municipal Auction Rate Cumulative Preferred Stock, Series M, Series T, Series W, Series TH and Series F (“ARCPS”) at a price equal to 90% of the liquidation preference of $25,000 per share (or $22,500 per share), plus any unpaid dividends accrued through the termination date of the tender offer. Additional terms of the tender offer are set forth in the Fund’s tender offer materials, which have been filed with the Securities and Exchange Commission and will be distributed to ARCPS holders.

The Fund’s tender offer is conditioned upon the closing of the proposed private offering of new preferred stock (the “New Preferred Stock”) with an aggregate liquidation preference at least equal to the aggregate liquidation preference of ARCPS accepted in the Offer, as set forth in the Fund’s offer to purchase and related letter of transmittal. The Fund currently intends to replace any leverage associated with the tendered ARCPS with the New Preferred Stock.

24	Western Asset Managed Municipals Fund Inc. 2014 Semi-Annual Report

Board approval of management agreement and sub-advisory agreement (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Managed Municipals Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the subadvisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, Western Asset Management Company (the “Sub-Adviser”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 12 and 13, 2014, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreement for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Adviser, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and the Sub-Adviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Adviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Adviser.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Adviser provides the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Adviser.

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, considered the factors below.

Western Asset Managed Municipals Fund Inc.	25

Board approval of management agreement and sub-advisory agreement (unaudited) (cont’d)

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board considered the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and the Sub-Adviser at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager and the Sub-Adviser and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Adviser, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Adviser and others. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by the Sub-Adviser pursuant to the Sub-Advisory Agreement.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreement, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the particular investment style, philosophy and strategy of the Manager and the Sub-Adviser, as well as the resources available to the Manager and the Sub-Adviser.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe.

26	Western Asset Managed Municipals Fund Inc.

The Performance Universe included the Fund and all leveraged general and insured municipal debt closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and the Sub-Adviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2014 was ranked in the fourth quintile of the funds in the Performance Universe; that its performance for the 3-year period ended June 30, 2014 was ranked in the third quintile of its Performance Universe for that period; that its performance for the 5-year period ended June 30, 2014 was ranked in the fourth quintile of its Performance Universe for that period; and that its performance for the 10-year period ended June 30, 2014 was ranked in the first quintile of the funds in the Performance Universe for that period. In these performance rankings, the first quintile represents funds with the best performance among the funds in the Performance Universe and the fifth quintile represents funds with poorest performance among the funds in the Performance Universe. The Fund’s performance was worse than the Performance Universe median for each of the 1-, 3- and 5-year periods ended June 30, 2014 and was better than the Performance Universe median for the 10-year period ended such date. In explaining the Fund’s performance relative to the Performance Universe, the Manager noted differences between the investment strategies of the Fund and other Performance Universe funds. In this regard, the Fund’s lack of tobacco exposure and underweight to below-investment grade holdings detracted from the Fund’s performance relative to the Performance Universe for the 1- and 3-year periods. The Board considered the Fund’s performance in absolute terms and relative to its benchmark. On a net asset value basis, the Fund outperformed its benchmark for each of the 1-, 3-, 5- and 10-year periods ended June 30, 2014.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreement for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee”) payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Adviser. The Board noted that the Sub-Advisory Fee is paid by the Manager, not the Fund, and, accordingly, that the retention of the Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Western Asset Managed Municipals Fund Inc.	27

Board approval of management agreement and sub-advisory agreement (unaudited) (cont’d)

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and nine other leveraged general and insured municipal debt closed-end funds, as classified by Lipper. The ten funds in the Expense Group had net common share assets ranging from $347.2 million to $735.4 million. Three of the Expense Group funds were larger than the Fund and six were smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Fund’s contractual Management Fee was ranked second among the Expense Group funds (first being lowest and, therefore, best in these expense component rankings) for that expense component. The Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked third among the funds in the Expense Group compared on the basis of common share assets only and was ranked second among the funds in the Expense Group compared on the basis of common share and leveraged assets. The Fund’s actual total expenses ranked first among the Expense Group funds on both a common share assets only basis and on the basis of common share and leveraged assets. Each of the Fund’s expense components was better (i.e., lower) than or at the Expense Universe median for that expense component. Although the Lipper Expense Information comparisons were favorable, the Board considered that the small number of funds comprising the Expense Group made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in

28	Western Asset Managed Municipals Fund Inc.

response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2014 and March 31, 2013. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to the Sub-Adviser was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had decreased by one percent during the period covered by the analysis and remained at a level that was not considered to be excessive by the Board in light of the Manager’s explanation in support of the profitability level, judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund by the Manager and the Sub-Adviser.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-adviser

The Board considered other benefits received by the Manager, the Sub-Adviser and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

Western Asset Managed Municipals Fund Inc.	29

Board approval of management agreement and sub-advisory agreement (unaudited) (cont’d)

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreement would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreement, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or the Sub-Adviser were present.

30	Western Asset Managed Municipals Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of the Fund was held on September 26, 2014, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Common and Preferred Shares, together, as a single class Votes For	Common and Preferred Shares, together, as a single class Votes Withheld	Preferred Shares Voted for Election	Preferred Shares Withheld
William R. Hutchinson	39,955,299	959,085	N/A	N/A
Riordan Roett	39,934,833	979,551	N/A	N/A
Leslie H. Gelb	N/A	N/A	7,694	213

At November 30, 2014, in addition to Leslie H. Gelb, William R. Hutchinson and Riordan Roett the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Eileen A. Kamerick

Kenneth D. Fuller

Western Asset Managed Municipals Fund Inc.	31

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the common stock.

If the market price of the common stock is less than 98% of the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), AST will buy common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions

32	Western Asset Managed Municipals Fund Inc.

will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the plan should be directed by mail to American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219 or by telephone at 1-888-888-0151.

Western Asset Managed Municipals Fund Inc.	33

Western Asset

Managed Municipals Fund Inc.

Directors

Robert D. Agdern*

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Officers

Kenneth D. Fuller

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective January 1, 2015, Mr. Agdern became a Director.

Western Asset Managed Municipals Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Auction agent

Deutsche Bank

60 Wall Street

New York, NY 10005

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

MMU

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Managed Municipals Fund Inc.

Western Asset Managed Municipals Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Managed Municipals Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WASX010152 1/15 SR15-2397

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting,

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Managed Municipals Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	January 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	January 26, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	January 26, 2015